Exhibit 99.2

2007 Earnings Guidance Presentation

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings relating to services; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments, geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2005 and subsequent quarterly reports on Form 10-Q. We assume no obligation and do not intend to update these forward-looking statements. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the year ending December 31, 2005. As previously announced, Cal Dive has filed with the Securities and Exchange Commission a Form S-1 for its planned initial public offering (IPO) of a minority interest in Cal Dive's common stock, which has been declared effective. The offering will be made only by means of a prospectus. Once available, preliminary prospectuses may be obtained from Cal Dive International, Inc., 400 North Sam Houston Parkway E., Houston, Texas 77060 or by calling (281) 618-0400. A registration statement relating to the IPO of Cal Dive stock has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of Cal Dive common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. There can be no assurance of if or when this offering will be completed. Forward-Looking Statements

Long Term Sustainable Growth 2003 2004 2005 2006 2007 32.8 79.9 150 255 323 36 135 Net Income in Millions Range H E L I X E N E R G Y S O L U T I O N S Estimate Estimate

Key Variables (1) See GAAP reconciliation at www.HelixESG.com (2) No previous guidance disclosed

Two Stranded Strategy Contracting Services & = Reduced Cyclicality (Steady Growth) And Superior Financial Returns H E L I X E N E R G Y S O L U T I O N S Oil & Gas Production

Near Term Strategic Initiatives

Grow Earnings by at least 25% Per Year for next three years, while maintaining debt within manageable levels[1]

By:

- Continuing to invest in Marine Assets that help lower field F&D costs
- Focusing on high value field exploitation activities (drilling, construction, well intervention)
- Building oil and gas production through PDNP/PUD conversion and a low risk shallow water exploration program
- Completing the drilling of first two deepwater wells (Noonan and Bishop) and selling up to 50% of any discovered reserves. Then finding partners to drill selected deepwater prospects with *Q4000*
- Monetizing other created production value on an opportunistic basis.
- Showcasing field development approach on Phoenix (aka Typhoon) field

[1] Debt/Book Cap < 50%, Debt / EBITDA < 2.0X

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HELIX ENERGY SOLUTIONS

Impact of IPO of Minority Stake in Cal Dive



- Approximately 27% of subsidiary sold to public (excluding greenshoe share allotment).
- Total net proceeds will be around $345 million, including proceeds from subsidiary debt.
- Proceeds reduce net debt to book cap to 41% (45% including Cal Dive's dept, which is non-recourse to Helix).
- Sale should boost earnings in Q4/2006 by around $1.30/share.

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HELIX ENERGY SOLUTIONS

Continued Investment in Strategic Marine Assets Net IPO Proceeds $345 MM + 125 M = $470 M Earnings Impact in full year After introduction = $0.60 - $1.00/Share $160 MM $142 MM $140 MM $28 MM Seawell II Caesar Helix Producer I Robotic Assets $470 MM

2007 Earnings Guidance Themes Contracting Services Introduction of Caesar in Q4 Pricing escalation, especially in the in deepwater and well intervention segments Avoidance of unplanned downtime for Q4000 and commencement of drilling program in 2H, after 75 day regulatory drydock Continuation of international expansion by Cal Dive Full year of contribution from Express, Kestrel, and Fraser Diving and SEATRAC acquisitions Further ramp up of tariff income from Marco Polo hub and start-up of contribution from Independence Hub

2007 Earnings Guidance Themes
Oil & Gas





- Production growth to 90 BCFE mainly through PDNP and PUD conversion.
- The split of production volume between 1H/07 and 2H/07 is likely to be around 42%/58%.
- Commencement of production from first North Sea field-Camelot.
- Low risk shelf exploration program, targeting around 50 BCFe of risked reserves.
- Two well, potential high impact deepwater drilling program.
  - ✓ Bishop
  - ✓ Balvenie (in Phoenix Area)

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HELIX ENERGY SOLUTIONS

2008 Growth Drivers


Caesar


Seawell II


Helix Producer I


Kestrel


Phoenix Basin


Independence Hub

- Full year of contribution from *Caesar*
- Introduction of *Seawell II* in Q4
- Introduction of *Helix Producer I* in Q3
- Further international expansion by Cal Dive
- Production growth to > 105 BCFE with start up of Phoenix field in Q3, and Bass Lite in Q4
- First production from Noonan, Bishop? Upside?
- Full year of contribution from *Independence Hub*

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HELIX ENERGY SOLUTIONS

2009 and Beyond


Seawell II


Q4500


Phoenix Basin



- Full year of contribution from *Seawell II* and *Helix Producer I*.
- Introduction of *Q4500* – next generation *Q4000* (subject to Board approval in 1H/07).
- Full year of production from Phoenix field should drive overall production to > 120 BCFE.
- Deepwater drilling portfolio upside.

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HELIX ENERGY SOLUTIONS

Major Marine Capital Projects - Caesar Recent Developments Signed conversion contract with COSCO Nantong Shipyard Co., Ltd., China Vessel is already DP2 and doesn't require the installation of any new thrusters and / or engines All long lead items on order and delivery on schedule Vessel has been chartered to Oceanografia in Mexico since it was acquired and is scheduled to leave for China later this month Conversion expected to be completed by October 2007 Current After Conversion

Recent Developments Signed shipyard contract with Merwede Shipyard (the Netherlands) in November 2006 Delivery date late 2008 Secured diving system Note (1): Seawell II to be renamed in January 2007 Major Marine Capital Projects - Seawell II(1) Specifications: DP3 Well Intervention Vessel Length of 131 meters Electric line, slick line and coiled tubing capabilities Cement and compressor plant A dual bell 18 man saturated dive spread with hyperbaric lifeboat Two work class deck mounted ROV's

Major Marine Capital Projects - HPI Formed 50/50 JV with KR ROMO to own DP2 offshore vessel ("Helix Producer I"; aka K5000) Conversion of Karl Train Ferry into HPI ongoing in Croatia Contract for External Riser Turret has been issued Long lead items for topsides facilities have been ordered Helix Producer I DP Floating Production Unit Processing capacity of 45,000 BOPD and 70 MMCFD Quick-disconnect riser system for hurricane relocation No oil storage - use of existing export pipelines

Recent Developments Ordered thrusters and engines at cost of $23 MM Detailed design by GVA ongoing Model test scheduled for January 2007 Preparation of RFP for shipyard construction on schedule for January 2007 issue Several shipyards have expressed serious interest in building this asset On schedule for AFE submittal of complete project in March 2007 Expect rig to be operational late 2009 Major Marine Capital Projects - Q4500

First Mature Property Acquired By ERT in North Sea


CAMELOT CA

- Classic ERT Deal involving assumption of abandonment liability
- Value will be created by
  - Rejuvenation of existing production (Q1/07).
  - Drilling and tie back of nearby PUD reserves (Q4/07).
- Expected case reserves around 30 BCFE
- Present 100% ownership to be sold down to 50%
- CAPEX around $40 million (net to 50% interest).

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HELIX ENERGY SOLUTIONS

Why are we drilling the Noonan Prospect on a 100% basis? H E L I X E N E R G Y S O L U T I O N S Simply because we have a favorable rig contract Cash cost to drill first well: $30 million at contracted rig rate $55 million at market rig rate Un-risked reserve potential 400 BCFE Intention is to sell down to 50% if commercial quantities of reserves are discovered Contracting services revenue potential for field development between $150 - $300 million Likely to reach target depth around year-end

Helix Hedges - As Of December 14, 2006 H E L I X E N E R G Y S O L U T I O N S